UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(469) 250-1185
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 30, 2020, RumbleOn, Inc. (the “Company”) issued a press release reporting, among other things, its results for the year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company has not completed its Annual Report for the year ended December 31, 2019 (the “Annual Report”). As such, the information in this report and on the Company’s website is subject to change. Although the Company currently expects that its final 2019 results will be as described in this report and on its website, it is possible that the Company’s final 2019 results will be different. The information in this report and on the Company’s website represents the most current information available to management and is not meant to be a comprehensive statement of the Company’s financial results for the year ended December 31, 2019.

Item 8.01	Other Events.

Also, on March 30, 2020, the Company announced that the Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the Coronavirus (COVID-19) pandemic spreading throughout the United States, and management is currently unable to timely review and prepare the Annual Report. Also, the Company and its insurance carriers continue the assessment of the costs and damages sustained by the Company’s Nashville facilities and inventory from the tornadoes on March 3, 2020 and the Company continues to develop and implement a final recovery plan. As a result, the Company will delay the filing of the Annual Report by up to 45 days in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) March 25, 2020 Order (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Exchange Act (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the  Exchange Act. In reliance upon the Order, the Company expects to file its Annual Report no later than May 14, 2020, which is 45 days after the original due date of the Annual Report. If the Annual Report is filed by May 14, 2020, it will be deemed timely filed by the SEC.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factor:

Recent and future disruptions in domestic and global economic and market conditions could have adverse consequences for the used powersports and automotive retail industry.

In the normal course of business, the used powersports and automotive retail industry is subject to changes in regional U.S. economic conditions, including interest rates, gasoline prices, inflation, personal discretionary spending levels, and consumer sentiment about the economy in general. Recent and future disruptions in domestic and global economic and market conditions, including as a result of the recent outbreak of COVID-19, could adversely affect consumer demand or increase the Company’s costs, resulting in lower profitability for the Company. In response to the COVID-19 situation, federal, state and local governments are considering placing, or have placed, restrictions on conducting or operating business activities. At this time those restrictions are very fluid and evolving. The Company has been and will continue to be impacted by those restrictions, including the closures of certain offices. Given that the type, degree and length of such restrictions are not known at this time, the Company cannot predict the overall impact of such restrictions on the Company, its customers, its regional business partners, and others that the Company works with or the overall economic environment. As such, the impact these restrictions may have on the Company’s financial position, operating results and liquidity cannot be reasonably estimated at this time.

  Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on the Company’s business, customers, employees, regional business partners and other stakeholders, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this report and speak only as of the date of this report and are advised to consider the factors listed under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s SEC filings, as may be updated and amended from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: March 30, 2020	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer